UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08476

                             The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Annual Report — December 31, 2017

        (Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 26.5%, compared with a total return of 22.4% for the Morgan Stanley Capital International (“MSCI”) World Index. The total return for the Fund’s publicly traded shares was 40.2%. The Fund’s NAV per share was $9.34, while the price of the publicly traded shares closed at $9.20 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since Inception (11/15/94)
	1 Year	5 Year	10 Year	15 Year
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	26.50%	14.31%	5.46%	9.13%	9.14%
Investment Total Return (c)	40.21	15.44	6.73	10.67	9.53
Standard & Poor’s 500 Index	21.83	15.79	8.50	9.92	10.09(d)
MSCI World Index	22.40	11.64	5.03	8.87	7.35(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2017:

The Gabelli Multimedia Trust Inc.

Entertainment	16.4%
Cable	11.1%
Computer Software and Services	9.8%
Broadcasting	8.7%
U.S. Government Obligations	7.8%
Hotels and Gaming	7.2%
Telecommunications: National	4.8%
Wireless Communications	4.6%
Electronics	3.6%
Closed-End Funds	3.5%
Satellite	3.2%
Consumer Services	2.6%
Financial Services	2.5%
Publishing	2.5%
Telecommunications: Regional	1.7%
Business Services	1.7%

Business Services: Advertising	1.6%
Computer Hardware	1.5%
Equipment	1.5%
Telecommunications: Long Distance	1.0%
Consumer Products	0.8%
Retail	0.7%
Diversified Industrial	0.7%
Real Estate	0.3%
Food and Beverage	0.2%
Real Estate Investment Trusts	0.0%*
Telecommunications	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 88.7%
	DISTRIBUTION COMPANIES — 54.5%
	Broadcasting — 8.7%
10,000	Asahi Broadcasting Corp.	$42,567	$80,586
67,000	CBS Corp., Cl. A, Voting	1,486,949	3,975,780
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	50,836
16,000	Cogeco Inc.	317,869	1,152,076
2,000	Corus Entertainment Inc., OTC, Cl. B	5,257	18,422
13,000	Corus Entertainment Inc., Toronto, Cl. B	54,113	121,002
34,000	Discovery Communications Inc., Cl. A†	194,789	760,920
160,000	Discovery Communications Inc., Cl. C†	2,996,463	3,387,200
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	56,643
310,000	ITV plc	910,676	692,693
4,550	Lagardere SCA	100,163	145,927
11,500	Liberty Broadband Corp., Cl. A†	426,661	978,075
33,000	Liberty Broadband Corp., Cl. C†	1,045,058	2,810,280
28,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	553,825	1,110,480
73,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	1,369,114	2,895,180
68,566	Media Prima Berhad	34,965	12,876
50,000	MSG Networks Inc., Cl. A†	305,527	1,012,500
36,000	Nippon Television Holdings Inc.	530,748	617,280
4,650	NRJ Group†	20,718	50,883
125,000	Pandora Media Inc.†	1,139,562	602,500
3,000	RTL Group SA	107,299	239,945
61,000	Salem Media Group Inc.	104,318	274,500
63,000	Sinclair Broadcast Group Inc., Cl. A	1,740,428	2,384,550
17,000	TEGNA Inc.	263,393	239,360
45,000	Television Broadcasts Ltd.	166,753	161,849
23,000	Television Francaise 1	229,511	339,023
72,000	Tokyo Broadcasting System Holdings Inc.	1,384,486	1,798,163
240,000	TV Azteca SA de CV	58,305	42,721

		15,675,777	26,012,250

	Business Services — 1.5%
6,000	Cogint Inc.†	91,725	26,400
224	Contax Participacoes SA†	7,693	249
1,000	Convergys Corp.	17,738	23,500
29,000	Emerald Expositions Events Inc.	509,172	589,860
6,000	Impellam Group plc	8,600	45,365
2,000	Qumu Corp.†	8,366	4,580
18,000	S&P Global Inc.	1,441,727	3,049,200

Shares		Cost	Market Value

19,000	Zayo Group Holdings Inc.†	$608,464	$699,200

		2,693,485	4,438,354

	Cable — 11.1%
31,000	Altice NV, Cl. A†	362,062	325,310
34,000	AMC Networks Inc., Cl. A†	2,280,824	1,838,720
800	Cable One Inc.	284,278	562,680
10,500	Charter Communications Inc., Cl. A†	2,056,804	3,527,580
36,500	Cogeco Communications Inc.	825,409	2,511,154
154,000	Comcast Corp., Cl. A	5,163,043	6,167,700
32,931	Liberty Global plc, Cl. A†	458,982	1,180,247
152,177	Liberty Global plc, Cl. C†	3,902,411	5,149,670
11,874	Liberty Global plc LiLAC, Cl. A†	218,845	239,261
34,016	Liberty Global plc LiLAC, Cl. C†	992,530	676,578
101,690	Rogers Communications Inc., New York, Cl. B	3,755,331	5,179,072
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	983,934
27,000	Scripps Networks Interactive Inc., Cl. A	2,012,835	2,305,260
10,000	Shaw Communications Inc., New York, Cl. B	167,258	228,300
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,780,286
35,000	WideOpenWest Inc.†	557,577	369,950

		23,291,967	33,025,702

	Computer Software and Services — 0.1%
75,000	Groupon Inc.†	376,862	382,500

	Consumer Services — 2.6%
5,666	Cars.com Inc.†	148,142	163,407
12,000	H&R Block Inc.	249,637	314,640
16,200	IAC/InterActiveCorp.†	601,534	1,980,936
10,200	Liberty Expedia Holdings Inc., Cl. A†	209,760	452,166
97,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,134,242	2,368,740
22,000	Liberty TripAdvisor Holdings Inc., Cl. A†	222,458	207,350
40,088	Liberty Ventures, Cl. A†	1,290,833	2,174,373

		3,856,606	7,661,612

	Diversified Industrial — 0.7%
16,000	Bouygues SA	449,280	831,446
3,000	Fortune Brands Home & Security Inc.	125,326	205,320
23,000	Jardine Strategic Holdings Ltd.	595,515	910,340
6,000	Malaysian Resources Corp. Bhd	4,297	1,660

		1,174,418	1,948,766

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment — 9.3%
9,000	Borussia Dortmund GmbH & Co. KGaA	$65,111	$66,152
45,000	Entertainment One Ltd.	165,489	197,763
28,000	Gogo Inc.†	353,624	315,840
250,000	Grupo Televisa SAB, ADR	5,134,875	4,667,500
10,000	Liberty Media Corp.- Liberty Braves, Cl. A†	195,842	220,500
81,020	Liberty Media Corp.- Liberty Braves, Cl. C†	1,423,965	1,800,264
10,750	Liberty Media Corp.- Liberty Formula One, Cl. A†	220,302	351,740
27,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	473,242	922,320
4,000	M6 Metropole Television SA	35,208	103,355
26,900	Naspers Ltd., Cl. N	2,171,851	7,503,083
1,000	Netflix Inc.†	88,661	191,960
59,373	Reading International Inc., Cl. A†	906,835	991,529
8,000	Reading International Inc., Cl. B†	85,625	190,400
5,000	Regal Entertainment Group, Cl. A	57,394	115,050
5,000	Roku Inc.†	70,000	258,900
253,000	Sky plc†	3,248,073	3,456,863
5,800	Sky plc, ADR†	181,535	320,102
11,000	Take-Two Interactive Software Inc.†	345,626	1,207,580
22,500	The Madison Square Garden Co, Cl. A†	1,480,105	4,744,125

		16,703,363	27,625,026

	Equipment — 1.5%
12,500	American Tower Corp.	1,146,057	1,783,375
3,600	Amphenol Corp., Cl. A	7,014	316,080
55,000	Corning Inc.	1,432,208	1,759,450
200	Furukawa Electric Co. Ltd.	7,419	9,869
7,500	QUALCOMM Inc.	205,136	480,150

		2,797,834	4,348,924

	Financial Services — 2.5%
15,000	Caribbean Investment Holdings Ltd.†	14,944	4,658
35,500	Kinnevik AB, Cl. A	673,200	1,238,136
46,000	Kinnevik AB, Cl. B	1,480,049	1,554,998
5,400	LendingTree Inc.†	49,586	1,838,430
40,000	PayPal Holdings Inc.†	1,597,171	2,944,800
14,000	Waterloo Investment Holdings Ltd.†(a)	2,009	700

		3,816,959	7,581,722

	Food and Beverage — 0.2%
7,000	Davide Campari-Milano SpA	49,930	54,131
2,994	Pernod Ricard SA	190,567	474,009

Shares		Cost	Market Value

1,500	Remy Cointreau SA	$177,077	$207,873

		417,574	736,013

	Real Estate — 0.3%
15,000	Midway Investments†(a)	96	101
49,000	Uniti Group Inc.†	941,298	871,710

		941,394	871,811

	Retail — 0.7%
200	Amazon.com Inc.†	35,729	233,894
20,000	Bed Bath & Beyond Inc.	443,602	439,800
11,000	Best Buy Co. Inc.	235,101	753,170
35,000	FTD Companies Inc.†	461,275	251,650
5,500	HSN Inc.	164,193	221,925
10,000	Mattel Inc.	175,490	153,800

		1,515,390	2,054,239

	Satellite — 3.2%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	906
107,000	DISH Network Corp., Cl. A†	4,894,122	5,109,250
28,900	EchoStar Corp., Cl. A†	725,147	1,731,110
30,000	Iridium Communications Inc.†	225,784	354,000
40,500	Loral Space & Communications Inc.†	1,746,392	1,784,025
250,000	PT Indosat Tbk	52,779	88,447
3,000	SKY Perfect JSAT Holdings Inc.	15,472	13,739
2,000	ViaSat Inc.†	126,169	149,700
30,000	Videocon d2h Ltd., ADR†	287,019	285,300

		8,074,439	9,516,477

	Telecommunications: Long Distance — 1.0%
41,000	AT&T Inc.	1,403,020	1,594,080
2,020	BCE Inc., New York	87,553	96,980
1,074	BCE Inc., Toronto	46,622	51,590
200,000	Sprint Corp.†	1,163,277	1,178,000

		2,700,472	2,920,650

	Telecommunications: National — 4.8%
5,000	China Telecom Corp. Ltd., ADR	126,250	237,350
5,000	China Unicom Hong Kong Ltd., ADR†	38,450	67,650
61,000	Deutsche Telekom AG, ADR	789,100	1,077,321
20,000	Dycom Industries Inc.†	1,707,360	2,228,600
16,000	Elisa Oyj	155,779	628,144
13,000	General Communication Inc., Cl. A†	497,886	507,260
3,605	Hellenic Telecommunications Organization SA	41,551	49,743
25,000	Inmarsat plc	215,771	165,663
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	8,770
1,000	Maroc Telecom	14,670	14,410

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
10,000	Nippon Telegraph & Telephone Corp.	$230,089	$470,468
5,000	Oi SA, ADR†	17,766	5,000
200	Oi SA, Cl. C, ADR†	3,744	1,104
4,000	Orange SA, ADR	65,705	69,600
22,000	PLDT Inc., ADR	370,294	661,760
6,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	193,320
6,000	Rostelecom PJSC, ADR	41,408	39,958
26,000	Swisscom AG, ADR	662,983	1,386,580
6,000	Telecom Argentina SA, ADR	5,820	219,780
375,000	Telecom Italia SpA†	990,170	324,184
50,000	Telecom Italia SpA	44,963	35,755
17,500	Telefonica Brasil SA, ADR	283,641	259,525
118,026	Telefonica SA, ADR	1,183,507	1,142,492
145,000	Telekom Austria AG	1,030,094	1,344,674
55,000	Telesites SAB de CV†	41,755	41,734
15,172	Telia Co. AB	42,639	67,601
2,400	Telstra Corp. Ltd., ADR	30,324	33,960
100,000	VEON Ltd., ADR	183,016	384,000
48,000	Verizon Communications Inc.	1,748,920	2,540,640

		10,585,275	14,207,046

	Telecommunications: Regional — 1.7%
56,714	CenturyLink Inc.	1,084,315	945,990
20,000	Cincinnati Bell Inc.†	331,393	417,000
9,200	Ocelot Partners Ltd.†	89,730	88,320
80,000	Telephone & Data Systems Inc.	3,306,578	2,224,000
8,000	TELUS Corp., New York	100,703	302,960
32,000	TELUS Corp., Toronto	298,834	1,212,283

		5,211,553	5,190,553

	Wireless Communications — 4.6%
33,000	Altice USA Inc., Cl. A†	846,353	700,590
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	943,250
95,000	Global Telecom Holding SAE, GDR†	75,678	39,646
100,000	iPass Inc.†	90,727	51,990
240,000	Jasmine International PCL(a)	5,040	52,286
57,000	Millicom International Cellular SA, SDR	3,870,076	3,849,520
82,000	NTT DoCoMo Inc.	1,274,683	1,936,561
19,000	Orascom Telecom Media and Technology Holding SAE, GDR	29,430	3,059
52,000	ORBCOMM Inc.†	400,864	529,360
34,000	SK Telecom Co. Ltd., ADR	761,600	948,940
4,203	Tim Participacoes SA, ADR	108,533	81,160
41,000	T-Mobile US Inc.†	1,597,158	2,603,910

Shares		Cost	Market Value
10,000	Turkcell Iletisim Hizmetleri A/S, ADR	$123,780	$102,000
30,000	United States Cellular Corp.†	1,107,291	1,128,900
25,000	Vodafone Group plc, ADR	971,225	797,500

		11,629,602	13,768,672

	TOTAL DISTRIBUTION COMPANIES	111,462,970	162,290,317

	COPYRIGHT/CREATIVITY COMPANIES — 34.2%
	Business Services — 0.2%
10,000	Scientific Games Corp., Cl. A†	95,182	513,000
25,000	YuMe Inc.	122,212	119,500

		217,394	632,500

	Business Services: Advertising — 1.6%
1,000	Boston Omaha Corp.†	16,970	32,390
194,500	Clear Channel Outdoor Holdings Inc., Cl. A	1,299,731	894,700
13,000	Harte-Hanks Inc.†	89,578	12,333
10,057	JCDecaux SA	241,383	405,507
9,200	Lamar Advertising Co., Cl. A	377,299	683,008
27,000	National CineMedia Inc.	173,998	185,220
1,500	Publicis Groupe SA	10,478	101,957
4,000	Ströeer SE & Co KGaA	89,263	295,642
10,000	Telaria Inc.†	22,112	40,300
100,000	The Interpublic Group of Companies Inc.	1,598,131	2,016,000

		3,918,943	4,667,057

	Computer Hardware — 1.5%
26,500	Apple Inc.	3,262,749	4,484,595

	Computer Software and Services — 9.7%
31,000	Activision Blizzard Inc.	1,235,890	1,962,920
4,000	Actua Corp.†	60,620	62,400
5,500	Alphabet Inc., Cl. A†	4,887,427	5,793,700
1,300	Alphabet Inc., Cl. C†	973,732	1,360,320
11,000	Blucora Inc.†	81,735	243,100
3,581	CommerceHub Inc., Cl. A†	17,957	78,746
7,162	CommerceHub Inc., Cl. C†	35,913	147,466
66,500	comScore Inc.†	1,902,696	1,895,250
74,000	eBay Inc.†	1,543,602	2,792,760
51,000	Facebook Inc., Cl. A†	5,169,671	8,999,460
8,000	GrubHub Inc.†	199,308	574,400
115,000	Hewlett Packard Enterprise Co.	1,633,243	1,651,400
60,000	Internap Corp.†	857,791	942,600
10,000	InterXion Holding NV†	135,436	589,300
10,000	Microsoft Corp.	561,253	855,400
7,000	QTS Realty Trust Inc., Cl. A	146,432	379,120
6,000	SoftBank Group Corp.	351,493	474,994
1,000	Switch Inc., Cl. A	17,000	18,190

		19,811,199	28,821,526

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Consumer Products — 0.8%
2,200	Nintendo Co. Ltd.	$269,057	$804,242
34,000	Nintendo Co. Ltd., ADR	602,270	1,532,383

		871,327	2,336,625

	Consumer Services — 0.0%
5,000	XO Group Inc.†	49,981	92,300

	Electronics — 3.6%
2,000	IMAX Corp.†	10,333	46,300
6,000	Intel Corp.	131,160	276,960
3,440	Koninklijke Philips NV	36,704	130,032
23,000	Micro Focus International plc, ADR†	764,686	772,570
212,000	Sony Corp., ADR	4,423,647	9,529,400

		5,366,530	10,755,262

	Entertainment — 7.1%
13,000	Ascent Capital Group Inc., Cl. A†	265,167	149,370
50,000	Entravision Communications Corp., Cl. A	252,919	357,500
79,200	GMM Grammy Public Co. Ltd.†	52,488	25,031
5,000	Lions Gate Entertainment Corp., Cl. A†	85,897	169,050
36,457	Lions Gate Entertainment Corp., Cl. B†	920,678	1,157,145
23,000	Live Nation Entertainment Inc.†	240,897	979,110
17,000	STV Group plc	13,537	74,596
8,000	The Walt Disney Co.	728,480	860,080
42,000	Time Warner Inc.	3,462,994	3,841,740
116,000	Twenty-First Century Fox Inc., Cl. A	1,236,225	4,005,480
72,000	Twenty-First Century Fox Inc., Cl. B	2,273,720	2,456,640
14,544	UBM plc	89,296	146,685
62,000	Universal Entertainment Corp.	1,609,142	2,283,559
53,000	Viacom Inc., Cl. A	1,583,782	1,849,700
29,000	Viacom Inc., Cl. B	783,744	893,490
56,000	Vivendi SA	1,287,431	1,506,431
8,000	World Wrestling Entertainment Inc., Cl. A	94,851	244,640

		14,981,248	21,000,247

	Hotels and Gaming — 7.2%
115,000	Boyd Gaming Corp.	2,201,412	4,030,750
600	Churchill Downs Inc.	52,401	139,620
12,000	Golden Entertainment Inc.†	123,590	391,800
4,200	Greek Organization of Football Prognostics SA	45,444	52,913
38,197	ILG Inc.	884,329	1,087,851
56,000	International Game Technology plc	1,148,323	1,484,560

Shares		Cost	Market Value

120,000	Ladbrokes Coral Group plc	$207,470	$294,710
27,000	Las Vegas Sands Corp.	1,332,828	1,876,230
156,250	Mandarin Oriental International Ltd.	249,278	315,625
32,000	Melco Crown Entertainment Ltd., ADR	215,958	929,280
22,000	MGM China Holdings Ltd.	43,826	66,595
15,000	MGM Resorts International	473,992	500,850
4,000	Penn National Gaming Inc.†	26,016	125,320
76,000	Ryman Hospitality Properties Inc.	2,999,556	5,245,520
29,500	Wynn Resorts Ltd.	1,907,243	4,973,405

		11,911,666	21,515,029

	Publishing — 2.5%
15,000	AH Belo Corp., Cl. A	67,792	72,000
20,000	Arnoldo Mondadori Editore SpA†	63,826	49,962
974,000	Bangkok Post plc†	47,100	101,016
800	Graham Holdings Co., Cl. B	431,961	446,680
3,000	Il Sole 24 Ore SpA†	17,647	3,186
800	John Wiley & Sons Inc., Cl. B	5,692	52,724
11,000	Meredith Corp.	354,590	726,550
5,263	Nation International Edutainment Public Co. Ltd.†	265	257
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	14,728
28,000	News Corp., Cl. A	130,834	453,880
60,000	News Corp., Cl. B	856,107	996,000
8,000	Nielsen Holdings plc	217,703	291,200
6,779	Novus Holdings Ltd.	3,053	3,233
1,000	Scholastic Corp.	16,500	40,110
247,000	Singapore Press Holdings Ltd.	725,198	489,401
600	Spir Communication†(a)	13,551	1,271
11,000	Telegraaf Media Groep NV†	173,304	69,298
72,000	The E.W. Scripps Co., Cl. A†	1,346,775	1,125,360
17,000	Time Inc.	275,206	313,650
48,000	Tribune Media Co., Cl. A	1,791,157	2,038,560
2,200	Wolters Kluwer NV	49,844	114,773

		6,641,451	7,403,839

	Real Estate Investment Trusts — 0.0%
4,000	Outfront Media Inc.,	91,139	92,800

	TOTAL COPYRIGHT/ CREATIVITY COMPANIES	67,123,627	101,801,780

	TOTAL COMMON STOCKS	178,586,597	264,092,097

	CLOSED-END FUNDS — 3.5%
150,500	Altaba Inc.†	6,790,464	10,512,425

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Broadcasting — 0.0%
14,000	Media General Inc., expire 12/31/18†(a)	$0	$0

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
1,000	Malaysian Resources Corp. Bhd, expire 09/16/18†	0	12
600	Malaysian Resources Corp. Bhd, expire 10/29/27†	0	57
	Telecommunications — 0.0%
117,647	Jasmine International PCL, expire 07/05/20†	0	12,779

	TOTAL WARRANTS	0	12,848

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 7.8%
$23,226,000	U.S. Treasury Bills, 1.093% to 1.491%††, 01/18/18 to 06/21/18	23,137,354	23,132,297

TOTAL INVESTMENTS — 100.0%		$208,514,415	297,749,667

Other Assets and Liabilities (Net)			(247,046)

PREFERRED STOCK
(2,791,024 preferred shares outstanding)			(70,025,350)

NET ASSETS — COMMON STOCK
(24,343,619 common shares outstanding)			$227,477,271

NET ASSET VALUE PER COMMON SHARE
($227,477,271 ÷ 24,343,619 shares outstanding)			$9.34

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	75.0%	$223,310,222
Europe	11.7	34,880,572
Japan	6.6	19,602,081
Latin America	3.0	9,019,091
South Africa	2.5	7,506,316
Asia/Pacific	1.2	3,388,680
Africa/Middle East	0.0 *	42,705

Total Investments	100.0%	$297,749,667

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $208,514,415)	$297,749,667
Foreign currency, at value (cost $512)	519
Cash	1,836
Receivable for investments sold	54,948
Deferred offering expense	113,698
Dividends receivable	264,281
Prepaid expenses	2,018

Total Assets	298,186,967

Liabilities:
Distributions payable	52,140
Deferred tax liabilities (a)	15,837
Payable for investment advisory fees	435,377
Payable for payroll expenses	30,206
Payable for accounting fees	3,750
Payable for legal and audit fees	50,146
Payable for shareholder communications expenses	43,776
Payable for auction agent fees (b)	2,184
Other accrued expenses	50,930

Total Liabilities	684,346

Preferred Stock, $0.001 par value:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 2,000,000 shares issued and outstanding)	50,000,000

Total Preferred Stock	70,025,350

Net Assets Attributable to Common Shareholders	$227,477,271

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$142,057,154
Distributions in excess of net investment income	(892,127)
Distributions in excess of net realized gain on investments and foreign currency transactions	(2,907,793)
Net unrealized appreciation on investments (c)	89,219,415
Net unrealized appreciation on foreign currency translations	622

Net Assets	$227,477,271

Net Asset Value per Common Share:
($227,477,271 ÷ 24,343,619 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$9.34

(a)	Includes net change of $(1,848) in deferred Thailand capital gains tax on unrealized appreciation during the year ended December 31, 2017.
(b)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.
(c)	Includes net unrealized depreciation of $15,837 in deferred Thailand capital gains tax during the year ended December 31, 2017.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $186,116)	$3,320,768
Interest	179,855
Other Income*	253

Total Investment Income	3,500,876

Expenses:
Investment advisory fees	2,609,653
Shareholder communications expenses	143,340
Audit and legal fees	95,244
Payroll expenses	88,037
Shareholder services fees	75,664
Directors’ fees	73,500
Shelf registration expense	54,557
Accounting fees	45,000
Custodian fees	44,628
Interest expense	2,786
Auction agent fees	(128,856)
Miscellaneous expenses	112,753

Total Expenses	3,216,306

Less:
Expenses paid indirectly by broker (See Note 3)	(2,506)

Net Expenses	3,213,800

Net Investment Income	287,076

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	20,292,578
Net realized loss on foreign currency transactions	(903)

Net realized gain on investments and foreign currency transactions	20,291,675

Net change in unrealized appreciation/depreciation:
on investments (a)	31,109,329
on foreign currency translations	1,237

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	31,110,566

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	51,402,241

Net Increase in Net Assets Resulting from Operations	51,689,317

Total Distributions to Preferred Shareholders	(1,960,329)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$49,728,988

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$ 287,076	$ 1,395,856
Net realized gain on investments and foreign currency transactions	20,291,675	19,814,876
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	31,110,566	(5,391,332)

Net Increase in Net Assets Resulting from Operations	51,689,317	15,819,400

Distributions to Preferred Shareholders:
Net investment income	(81,799)	(100,036)
Net realized gain	(1,878,530)	(1,194,277)

Total Distributions to Preferred Shareholders	(1,960,329)	(1,294,313)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	49,728,988	14,525,087

Distributions to Common Shareholders:
Net investment income	(772,728)	(1,506,888)
Net realized gain	(17,745,839)	(17,989,811)
Return of capital	(2,864,287)	(679,117)

Total Distributions to Common Shareholders	(21,382,854)	(20,175,816)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	588,227	—
Net decrease from repurchase of common shares	(222,688)	—
Net increase in net assets from redemption of preferred shares	2,950,000	—
Offering costs for preferred shares charged to paid-in capital	(1,807,760)	—

Net Increase in Net Assets from Fund Share Transactions	1,507,779	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	29,853,913	(5,650,729)

Net Assets Attributable to Common Shareholders:
Beginning of year	197,623,358	203,274,087

End of year (including undistributed net investment income of $0 and $0, respectively)	$227,477,271	$197,623,358

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2017		2016		2015		2014		2013
Operating Performance:
Net asset value, beginning of year	$8.13		$8.36		$9.81		$10.90		$8.22

Net investment income	0.01		0.05		0.03		0.05		0.06
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.11		0.60		(0.49)		0.42		3.61

Total from investment operations	2.12		0.65		(0.46)		0.47		3.67

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)
Net realized gain	(0.08)		(0.05)		(0.05)		(0.06)		(0.06)

Total distributions to preferred shareholders	(0.08)		(0.05)		(0.05)		(0.06)		(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	2.04		0.60		(0.51)		0.41		3.60

Distributions to Common Shareholders:
Net investment income	(0.03)		(0.06)		(0.03)		(0.02)		(0.05)
Net realized gain	(0.73)		(0.74)		(0.89)		(0.88)		(0.87)
Return of capital	(0.12)		(0.03)		(0.02)		(0.15)		—

Total distributions to common shareholders	(0.88)		(0.83)		(0.94)		(1.05)		(0.92)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		—		—		(0.44)		—
Increase in net asset value from repurchase of common shares	0.00	(b)	—		—		—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	—		—		—		0.00	(b)	0.00 (b)
Increase in net asset value from redemption of preferred shares	0.12		—				—		—
Offering expenses charged to paid-in capital	(0.07)		—		(0.00	)(b)	(0.01)		—

Total Fund share transactions	0.05		—		(0.00	)(b)	(0.45)		0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$9.34		$8.13		$8.36		$9.81		$10.90

NAV total return †	26.50%		7.59%		(5.57)%		4.17%		45.77%

Market value, end of year	$9.20		$7.24		$7.50		$10.01		$12.40

Investment total return ††	40.21%		7.97%		(16.33)%		(6.63)%		73.37%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$297,503		$232,399		$238,049		$273,307		$232,399
Net assets attributable to common shares, end of year (in 000’s)	$227,477		$197,623		$203,274		$238,532		$197,624
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.13%		0.70%		0.33%		0.13%		0.60%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.45	%(c)	1.49	%(c)(d)	1.45	%(c)	1.59%		1.55%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2017		2016		2015		2014	2013
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.45	%(c)	1.49	%(c)(d)	1.30	%(c)	1.50%	1.55%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.23	%(c)	1.27	%(c)(d)	1.26	%(c)	1.37%	1.29%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.23	%(c)	1.27	%(c)(d)	1.13	%(c)	1.29%	1.29%
Portfolio turnover rate	16.8%		10.3%		14.0%		16.0%	12.7%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of year (in 000’s)	$19,775		$19,775		$19,775		$19,775	$19,775
Total shares outstanding (in 000’s)	791		791		791		791	791
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00
Average market value (e)	$26.36		$26.42		$25.80		$25.41	$25.45
Asset coverage per share(f)	$106.21		$167.07		$171.13		$196.48	$167.07
Series C Auction Rate Preferred
Liquidation value, end of year (in 000’s)	$250		$15,000		$15,000		$15,000	$15,000
Total shares outstanding (in 000’s)	0	(g)	1		1		1	1
Liquidation preference per share	$25,000		$25,000		$25,000		$25,000	$25,000
Liquidation value (h)	$25,000		$25,000		$25,000		$25,000	$25,000
Asset coverage per share(f)	$106,212		$167,071		$171,134		$196,481	$167,072
5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$50,000		—		—		—	—
Total shares outstanding (in 000’s)	2,000		—		—		—	—
Liquidation preference per share	$25.00		—		—		—	—
Average market value	$24.98		—		—		—	—
Asset coverage per share	$106.21		—		—		—	—
Asset Coverage (i)	425%		668%		685%		786%	668%

†

Based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date, including the effect of shares pursuant to the 2014 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders.

(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)

During the year ended December 31, 2016, the fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(e)	Based on weekly prices.
(f)	Asset coverage per share is calculated by combining all series of preferred shares.
(g)	Actual number of shares outstanding is 10.
(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Publishing	$7,234,100	$168,468	$1,271	$7,403,839
Other Industries (a)	94,397,941	—	—	94,397,941
Distribution Companies
Broadcasting	25,955,607	56,643	—	26,012,250
Entertainment	27,114,524	190,400	—	27,304,924
Financial Services	7,581,022	—	700	7,581,722
Real Estate	871,710	—	101	871,811
Wireless Communications	13,716,386	—	52,286	13,768,672
Other Industries (a)	86,750,938	—	—	86,750,938
Total Common Stocks	263,622,228	415,511	54,358	264,092,097
Closed-End Funds	10,512,425	—	—	10,512,425
Rights (a)	—	—	0	0
Warrants (a)	12,848	—	—	12,848
U.S. Government Obligations	—	23,132,297	—	23,132,297
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$274,147,501	$23,547,808	$54,358	$297,749,667

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2017, the Fund had transfers of $165,908 or 0.08%, $1,876 or 0.00%, and $51,891 or 0.03% of net assets as of December 31, 2016 from Level 1 to Level 2, Level 1 to Level 3, and Level 3 to Level 2, respectively. Transfers from Level 1 to Level 2 and Level 1 to Level 3 are due to decreases in market activity, e.g. frequency of trades, which resulted in a decrease in available market inputs to determine price. Transfers from Level 3 to Level 1 are due to an increase in market activity, e.g. frequency of trades, which resulted in an increase in available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/16	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/17	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/17†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$105,436	—	$ 348	$(1,015)	$95	$ (491)	$1,876	$(51,891)	$54,358	$(1,015)
Rights (a)	63,000	—	27,368	(5,409)	0	(84,959)	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$168,436	—	$27,716	$(6,424)	$95	$(85,450)	$1,876	$(51,891)	$54,358	$(1,015)

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2017:

Description	Balance at 12/31/17	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$54,358	Last available closing Price/Spin-off	Discount Range	0%
Rights (a)	0	Merger/Acquisition Price	Discount Range	0%

Total	$54,358

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

    Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2017, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 6 basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2017, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to differences due to underlying fund investments and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease distributions in excess of net investment income by $107,811 and increase distributions in excess of net realized gain on investments and foreign currency transactions by $37,232, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”), Series C Preferred Stock (“Series C Preferred”), and Series E Cumulative Preferred Stock (“Series E Preferred” and together with Series B Preferred and Series C Preferred “Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$845,004	$89,450	$1,572,229	$104,374
Long term capital gains	17,673,563	1,870,879	17,924,470	1,189,939
Return of capital	2,864,287	—	679,117	—

Total distributions paid	$21,382,854	$1,960,329	$20,175,816	$1,294,313

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$85,472,257
Other temporary differences*	(52,140)

Total	$85,420,117

*	Other temporary differences were due to current year dividends payable.

At December 31, 2017, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments related to qualified five year gain investments.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$212,262,195	$102,033,011	$(16,545,539)	$85,487,472

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B and Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the year ended December 31, 2017, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rates of each particular series of Series B Preferred and Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock assets were accrued.

During the year ended December 31, 2017, the Fund paid $11,836 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,506.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2017, the Fund paid or accrued $88,037 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $55,988,764 and $40,482,035, respectively.

5. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2017, the Fund repurchased and retired 27,910 of its common shares at an investment of $222,688 and an average discount of approximately 9.77% from its NAV. During the year ended December 31, 2016, the Fund did not repurchase any common stock in the open market.

Transactions in common stock were as follows:

	Year Ended December 31, 2017
	Shares	Amount
Net decrease from repurchase of common shares	(27,910)	$(222,688)
Net increase in net assets from common shares issued upon reinvestment of distributions	63,317	588,227

Net increase	35,407	$365,539

The Fund has an effective shelf registration authorizing the offering of an additional $400 million of common or preferred shares. As of December 31, 2017, after considering the Series E offering, the Fund has approximately $350 million available for issuance under the current shelf registration.

On September 26, 2017, the Fund issued 2,000,000 shares of 5.125% Series E Cumulative Preferred Shares (“Series E Preferred”), receiving $48,192,240, after the deduction of estimated offering expenses of $232,760 and underwriting fees of $1,575,000. The liquidation value of the Series E Preferred is $25 per share. The Series E Preferred has an annual dividend rate of 5.125%. The Series E Preferred is noncallable before September 26, 2022.

The Fund’s Articles of Incorporation authorize the issuance of up to 3,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B, Series C, and Series E Preferred, at redemption prices of $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B and Series E Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2017, the Fund redeemed and retired 590 shares of the Series C Preferred Stock for a gain of $2,950,000. Due to this redemption, a portion of prior year auction agent fees were written off, which can be seen on the Statement of Operations. During the year ended December 31, 2016, the Fund did not repurchase any shares of Series C Preferred Stock. During the years ended December 31, 2017 and 2016, the Fund did not repurchase or redeem any shares of Series B or Series E Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/17	Net Proceeds	2017 Dividend Rate Range	Dividend Rate at 12/31/17	Accrued Dividends at 12/31/17
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,479
C Auction Rate	March 31, 2003	1,000	10	24,547,465	0.963% to 2.538%	2.538%	71
E 5.125%	September 26, 2017	2,000,000	2,000,000	48,192,240	Fixed Rate	5.125%	35,590

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries,

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Multimedia Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Multimedia Trust Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 75	Since 1994**	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Christopher J. Marangi Director and Portfolio Manager Age: 43	Since 2013**	1	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita[6] Director Age: 82	Since 2001**	28	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Director Age: 79	Since 1994*	27	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf Jr. Director Age: 78	Since 1999***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Kuni Nakamura Director Age: 49	Since 2012*	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 92	Since 1994*	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder Director Age: 77	Since 1999***	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza Director Age: 72	Since 1994***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014- 2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Carter W. Austin Vice President and Ombudsman Age: 51	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 41	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003- 2016) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli and Marangi are considered “interested persons” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2017

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income(a)	Long Term Capital Gains(a)	Return of Capital(b)	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Stock
	03/24/17	03/17/17	$0.00840	$0.18218	$0.02942	$0.22000	$8.03620
	06/23/17	06/16/17	0.00840	0.18218	0.02942	0.22000	8.98950
	09/22/17	09/15/17	0.00840	0.18218	0.02942	0.22000	9.29000
	12/15/17	12/08/17	0.00840	0.18218	0.02942	0.22000	9.14070

			$0.03360	$0.72872	$0.11768	$0.88000
6.000% Series B Cumulative Preferred Stock
	03/27/17	03/20/17	$0.01652	$0.35848	—	$0.37500
	06/26/17	06/19/17	0.01652	0.35848	—	0.37500
	09/26/17	09/19/17	0.01652	0.35848	—	0.37500
	12/26/17	12/18/17	0.01652	0.35848	—	0.37500

			$0.06610	$1.43390	—	$1.50000
5.125% Series E Cumulative Preferred Stock
	12/26/17	12/18/17	$0.01411	$0.30620	—	$0.32031

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pay dividends weekly based on the maximum rate.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2017 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2017 were $19,544,442 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common, 6.000% Series B Cumulative Preferred, and 5.125% Series E Cumulative Preferred shareholders ordinary income dividends of $0.0336, $0.0661, and $0.0141, respectively, per share in 2017. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $19.3322 per share in 2017. For the year ended December 31, 2017, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, 4.79% of the ordinary income distribution was qualified interest income, and 100% of the ordinary distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2017 derived from U.S. Treasury securities was 1.55%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 7.77%.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Non-Taxable Return of Capital	Total Distributions(a)	Adjustment to Cost Basis(d)
Common Shares
2017	$ 0.03060	$ 0.00300	$ 0.72872	$ 0.11768	$ 0.88000	$ 0.11768
2016	0.06168	0.00268	0.73753	0.02811	0.83000	0.02811
2015	0.03269	0.02999	0.85399	0.02333	0.94000	0.02333
2014(e)	0.01978	0.00107	0.88350	0.14565	1.05000	0.14565
2013	0.05193	0.10631	0.76176	—	0.92000	—
2012	0.07460	0.07484	—	0.65056	0.80000	0.65056
2011(f)	—	0.24320	—	0.62680	0.87000	0.62680
2010	—	0.05670	—	0.54330	0.60000	0.54330
2009	—	—	—	—	—	—
2008	—	—	—	0.57000	0.57000	0.57000
6.000% Series B Cumulative Preferred Stock
2017	$ 0.06023	$ 0.00586	$ 1.43390	—	$ 1.50000	—
2016	0.11520	0.00520	1.37960	—	1.50000	—
2015	0.05350	0.04908	1.39742	—	1.50000	—
2014	0.03280	0.00160	1.46560	—	1.50000	—
2013	0.08480	0.17320	1.24200	—	1.50000	—
2012	0.74880	0.75120	—	—	1.50000	—
2011	—	1.50000	—	—	1.50000	—
2010	—	1.50000	—	—	1.50000	—
2009	0.40680	—	—	$ 1.09320	1.50000	$ 1.09320
2008	1.24360	—	—	0.25640	1.50000	0.25640
Series C Auction Rate Cumulative Preferred Stock
2017	$ 17.61700	$ 1.71529	$419.38771	—	$438.72000	—
2016	13.43109	0.58542	160.60349	—	174.62000	—
2015	1.55581	1.42712	40.63707	—	43.62000	—
2014	0.68296	0.03701	30.51003	—	31.23000	—
2013	1.74961	3.58224	25.66814	—	30.99999	—
2012	18.59116	18.65884	—	—	37.25000	—
2011	—	37.21000	—	—	37.21000	—
2010	—	66.47000	—	—	66.47000	—
2009	19.14269	—	—	$ 51.45731	70.60000	$ 51.45731
2008	628.35200	—	—	129.44800	757.80000	129.44800
5.125% Series E Cumulative Preferred Stock
2017	$ 0.01286	$ 0.00125	$ 0.30620	—	$ 0.32031	—

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income.
(d)	Decrease in cost basis
(e)	On June 17, 2014, the Fund also distributed Rights equivalent to $0.45 per common share based upon full subscription of all issued shares.
(f)	On March 29, 2011, the Fund also distributed Rights equivalent to $0.76 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Managing Director,

GAMCO Investors, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGT Q4/2017

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,166 for 2016 and $44,166 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,096 for 2016 and $4,100 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $50,000 for 2017. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: July 27, 2017

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: July 27, 2017

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: July 27, 2017

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: July 27, 2017

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: July 27, 2017

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: July 27, 2017

*        Banks and brokerage firms issuing proxies directly:

    The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: July 27, 2017

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

                    This may include such areas as:

                             -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: July 27, 2017

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: July 27, 2017

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: July 27, 2017

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: July 27, 2017

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: July 27, 2017

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: July 27, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Lawrence J. Haverty, Jr., CFA, has served as associate portfolio manager of The Gabelli Multimedia Trust, Inc. since 2005. Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2017. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	23	$19.9 billion	5	$5.5 billion
	Other Pooled Investment Vehicles:	9	$311.3 million	9	$311.3 million
	Other Accounts:	1,450	$14.6 billion	8	$1.4 billion

2. Lawrence J. Haverty, Jr.	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	4	$4.3 million	0	0

3. Christopher J. Marangi	Registered Investment Companies:	7	$8.0 billion	2	$2.6 billion
	Other Pooled Investment Vehicles:	1	$93.6 million	0	0
	Other Accounts:	390	$1.9 billion	1	$52.5 million

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Lawrence J. Haverty, Jr., and Christopher J. Marangi each owned over $1 million, $100,001- $500,000 and $0- $10,001, respectively, of shares of the Trust as of December 31, 2017.

(b)    Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2017 through 07/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,280,302 Preferred Series B – 791,014
Month #2 08/01/2017 through 08/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,280,302 Preferred Series B – 791,014
Month #3 09/01/2017	Common – N/A	Common – N/A	Common – N/A	Common – 24,343,619

through 09/30/2017	Preferred Series B – N/A Preferred Series E – N/A	Preferred Series B – N/A Preferred Series E – N/A	Preferred Series B – N/A Preferred Series E – N/A	Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #4 10/01/2017 through 10/31/2017	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,343,619 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #5 11/01/2017 through 11/30/2017	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,343,619 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #6 12/01/2017 through 12/31/2017	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,343,619 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Total	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.